SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 9, 2000
                                                  -------------


                               Dime Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                 001-13094                11-3197414
-----------------------------    -------------           -------------------
(State or Other Jurisdiction)    (Commission              (IRS Employer
                                 File Number)            Identification No.)


     589 Fifth Avenue
     New York, New York                                        10017
---------------------------------------------------         ------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (212) 326-6170
                                                    --------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.
         ------------


         On March 9, 2000, Dime Bancorp, Inc. issued the following press release:

FOR DIME BANCORP
----------------
Franklin L. Wright
(212) 326-6170

FOR HUDSON UNITED BANCORP
-------------------------
Kenneth T. Neilson, Chairman,             Chris McFadden
President & Chief Financial Officer       Chief Financial Officer
(201) 236-2631                            (201) 236-6144



FOR IMMEDIATE RELEASE
---------------------
March 9, 2000

                                  DIME BANCORP
                             HUDSON UNITED BANCORP

         New York, NY and Mahwah, NJ, March 9, 2000 -- Dime Bancorp (NYSE:DME) and Hudson United Bancorp (NYSE:HU) announced today that they both postponed the special meetings of their shareholders to vote on the proposed Dime/Hudson merger from March 15, 2000 to March 24, 2000, in order to provide additional time for the dissemination to shareholders of information about recent developments. Details regarding the time and place for the special meetings will be sent by Dime and Hudson to their respective shareholders.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           DIME BANCORP, INC.




                                           By: /s/ Anthony Burriesci
                                              ------------------------------
                                               Name: Anthony Burriesci
                                              Title: Chief Financial Officer

Date: March 10, 2000



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